UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 19, 2015

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the May 19, 2015, annual meeting of shareholders, shareholders of Swift Energy Company (“Swift Energy” or the “Company”) approved amending the Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan to increase the number of shares of the Company’s common stock available for award by 1,000,000 shares and to increase annual award limits under Internal Revenue Code Section 162(m). A copy of the amendment is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company’s annual meeting of shareholders was held on May 19, 2015. At the record date, 44,486,113 shares of common stock were outstanding and entitled to one vote per share upon all matters submitted at the meeting. At the annual meeting, Clyde W. Smith, Jr., Terry E. Swift and Charles J. Swindells were elected to serve as Class I directors of Swift Energy for three-year terms to expire at the 2018 annual meeting of shareholders, and Mr. William A. Bruckmann III was elected to serve as a Class III director for a two-year term to expire at the 2017 annual meeting of shareholders. These directors were elected by the following votes:

Nominees for Class I Director	For	Withheld
Clyde W. Smith, Jr.	17,863,406	1,428,000
Terry E. Swift	17,725,688	1,565,718
Charles J. Swindells	17,905,205	1,386,201

Nominee for Class III Director	For	Withheld
William A. Bruckmann III	18,404,863	886,543

The following proposals were also approved at the annual meeting:

Proposal	For	Against	Abstain	Broker Non-Vote
To amend the Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan (“2005 Plan”) to increase the number of shares of common stock available for issuance under the 2005 Plan and to increase annual award limits under Internal Revenue Code Section 162(m).	17,188,944	1,765,666	51,978	14,746,013
To conduct a nonbinding advisory vote to approve the compensation of the Company’s named executive officers as presented in the proxy statement.	17,380,666	1,515,993	109,929	14,746,013
To ratify the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2015.	32,765,622	920,648	66,331	0

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to the Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2015

Swift Energy Company
By:	/s/ Terry E. Swift
Terry E. Swift Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2 to the Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan

5